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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   ----------

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                    COMMONWEALTH TELEPHONE ENTERPRISES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                  Pennsylvania
                    (State of Incorporation or Organization)

                                   23-2093008
                      (I.R.S. Employer Identification No.)

                                  100 CTE Drive
                              Dallas, PA 18612-9774
                                 (717) 674-2700
   (Address including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)

If this form relates to the registration of a class of        If this form relates to the registration of a class of
securities pursuant to Section 12(b) of the                   securities pursuant to Section 12(g) of the
Exchange Act and is effective pursuant to General             Exchange Act and is effective pursuant to General
Instruction A.(c), please check the following box. [ ]        Instruction A.(d), please check the following box. [X]


Securities Act registration statement file number to which this form relates:                   333-59747
                                                                              -------------------------------------------
                                                                                             (If applicable)

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Securities to be registered pursuant to Section 12(g) of the Act:

                                 Title of Class
                                ----------------
                         Rights to Purchase Common Stock

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               Item 1: Description of Registrants' Securities to be Registered

               The description of the rights to purchase common stock described under the caption "The Rights Offering" in the Prospectus Supplement to the Prospectus contained in the Registrant's Registration Statement on Form
S-3 (File No. 333-59747) (the "Registration Statement"), filed with the
Securities and Exchange Commission, is hereby incorporated by reference.

Item 2: Exhibits

        1. Form of Registrant's Subscription Certificate (incorporated herein by reference to Exhibit 99.01 of the Registration
               Statement).

        2.     (a) Articles of Incorporation of Registrant as amended and restated on April 24, 1986, and as further amended on November 25, 1991 (incorporated herein by reference to Exhibit 3(a) to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1994).

               (b) Amendment to Articles of Incorporation of Registrant dated
                   September 21, 1995 (incorporated herein by reference to Exhibit 3(b) to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1995).

               (c) Amendments to Articles of Incorporation  of Registrant dated
                   October 1, 1997 and October 8, 1997 (incorporated herein by reference to Exhibits 3(c) and (d) to the Registrant's
                   Annual Report on Form 10-K for the year ended December 31,
                   1997).

               (d) By-laws of Registrant as amended through October 28, 1993
                   (incorporated herein by reference to Exhibit 3(b) to the Registrant's Annual Report on Form 10-K for the year ended
                   December 31, 1993).

               (e) Amendments to By-laws of Registrant dated as of December 13,
                   1994 (incorporated herein by reference to the Registrant's
                   Annual Report of Form 10-K for the year ended December 31,
                   1994).



                                   SIGNATURE

               Pursuant to the requirements of Section 12 of the Securities
Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                   COMMONWEALTH TELEPHONE ENTERPRISES, INC.


                                   By: /s/Bruce C. Godfrey
                                      ---------------------------------
                                      Name:   Bruce C. Godfrey
                                      Title:  Executive Vice President
                                              and Chief Financial Officer


Date: September 25, 1998